Exhibit 10.21


                              TENANT LEASE SUMMARY

PROPERTY LEASED:  5000 TREMONT AVENUE BUILDING 300, SUITES 302 and 303

Consisting of 8,652 Square Feet

TENANT:    iPCS Wireless, Inc.
           11 Hawkeye Lane
           Geneseo, IL 61254

LANDLORD:  Investment Lease Corporation (ILC)   Mailing Address:
           5000 Tremont Avenue, Suite 400B      ILC
           Davenport, IA 52807                  5000 Tremont Avenue, Suite 400B
                                                Davenport, Iowa 52807


Period From October 1, 2000 To September 30, 2015

Option From ________ To ______________

1st Year's Rent $51,912.00

Common Area Percentage 50% of Building 300

Tenant Lease: This Lease consists of page 1 to page 12 all inclusive.



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                                      INDEX
                                   (continued)



                                                        -ii-

                                      INDEX

                                                                            Page


                                                        -i-

1.       PREMISES AND TERM.....................................................3

2.       RENTAL................................................................3

3.       RENEWAL OPTION........................................................4

4.       POSSESSION............................................................4

5.       USE OF PREMISES.......................................................4

6.       QUIET ENJOYMENT.......................................................4

7.       UTILITIES AND OTHER SERVICES..........................................4

8.       REPAIR AND MAINTENANCE................................................4

9.       TENANT'S PROPORTIONATE SHARE OF COSTS OF COMMON AREAS AND FACILITIES..5

10.      COMMON AREA EXPENSE...................................................5

11.      USE OF PARKING Facilities.............................................5

12.      CHARGES FOR UTILITIES.................................................5

13.      CONDITIONS OF PREMISES................................................5

14.      RESTRICTIONS ON ASSIGNMENT, SUBLETTING AND USE........................5

15.      COMPLIANCE WITH LAW...................................................6

16.      HAZARDOUS MATERIALS...................................................6

17.      TERMINATION PRIVILEGES UPON DAMAGE BY FIRE OR OTHER CASUALTY..........6

18.      PERSONAL PROPERTY AT RISK OF TENANT...................................6

19.      INSURANCE PROVIDED BY TENANT..........................................7

20.      DENIAL OF SUBROGATION RIGHTS..........................................7

21.      CONDEMNATION OF PREMISES..............................................7

22.      PAYMENT OF PORTION OF INCREASE IN TAXES AND INSURANCE.................7

23.      RIGHT OF LANDLORD TO ENTER FOR REPAIRS AND OTHER PURPOSES.............8

24A.     DEFAULT...............................................................8

24B.     INSOLVENCY............................................................8

25.      ADDITIONAL PAYMENTS...................................................8

26.      RULES AND REGULATIONS.................................................8

27.      SIGNS AND OTHER IDENTIFICATION........................................9

28.      SUBORDINATION OF LEASE TO MORTGAGES...................................9

29.      SURRENDER INVALID UNLESS WRITTEN......................................9

30.      HOLDING OVER..........................................................9

31.      WAIVER OF LANDLORD'S LIEN............................................10

32.      WAIVER...............................................................11

33.      NOTICES..............................................................11

34.      NO OTHER AGREEMENTS..................................................11

35.      INDEMNIFICATION......................................................11

36.      APPICABLE LAW........................................................12

37.      EXPLANATORY PROVISIONS...............................................12

                                      LEASE
                                BUSINESS PROPERTY

         THIS LEASE AGREEMENT, executed in duplicate, made and entered into this 17 day of August, 2000, by and between Investment Lease Corporation ("ILC" hereinafter called "Landlord"), whose address for the purpose of this lease is 5000 Tremont Avenue, Suite 400B, Davenport, IA 52807 and iPCS Wireless, Inc., a Delaware corporation (hereinafter called "Tenant"), whose address for the purpose of this lease is 11 Hawkeye Lane, Geneseo, IL 61254.

WITNESSETH THAT:

     1. PREMISES AND TERM. Landlord, in consideration of the rents herein reserved and of the agreements and conditions herein contained, on the part of Tenant to be kept and performed, leases unto Tenant and Tenant hereby rents and leases from Landlord, according to the terms and provisions herein, the following described real estate, situated in Scott County, Iowa, to wit: 5000 BUSINESS PARK (referred to as "Business Park"), 5000 Tremont, Davenport, Iowa, Suites 302 and 303, containing approximately 8,652 square feet and representing 50% of Building 300 in the Business Park, with the improvements thereon and all rights, easements and appurtenances thereto belonging, if and as may be attached hereto, for a term of (15) fifteen years, commencing at midnight on the first day of the lease term, which shall be on the 1 day of October, 2000, and ending at midnight on the last day of the lease term, which shall be on the 30 day of September, 2015, upon the condition that Tenant pays rent therefore, and otherwise performs as in this lease provided. This lease will automatically terminate at the end of its natural term, unless renewal option is exercised.

The use and occupation by Tenant of the leased premises shall include the use in common with others entitled thereto of such common additional areas, including without limitation, the parking facilities, as may be designated from time to time by Landlord, subject however to the terms and conditions of this agreement and to reasonable rules and regulations for the use thereof as prescribed from time to time by Landlord. Said common additional areas are hereinafter referred to as the "Common Areas".

2. RENTAL.  Tenant agrees to pay to Landlord as rental for said term as follows:

         TO:      ILC
                  5000 Tremont Avenue, Suite 400
                  Davenport, IA 52807

BASE RENTAL RATE

Monthly installment of rent is due in advance of the first day of each month. (Plus Common Area maintenance cost, taxes, and insurance on the property, which are not included in below calculations.)

YEARS           ANNUAL RENT         MONTHLY RENT            PER SQ FT
1-2-3           $51,912.00            $4,326.00                $6.00
4-5-6           $56,670.60            $4,722.55                $6.55
7-8-9           $62,294.40            $5,191.20                $7.20
10-11-12        $67,918.20            $5,659.85                $7.85
13-14-15        $73,974.60            $6,164.55                $8.55


In addition to the above monthly rental, Tenant will also pay an amount equal to 50% per month of the Common Area expense charges set out in paragraph 10, paragraph 11, paragraph 13, and paragraph 22 below.

Charges projected for year 2000 are $1,333.85 per month, $l.85 per square foot, in addition to the base rent. Rent adjustment in these costs are made annually with the anniversary date being the first of January.

All sums shall be paid at the address of Landlord, as above designated, or at such other place in Iowa, or elsewhere, as Landlord may, from time to time, designate in writing.

Delinquent payments shall draw interest at one and one half percent (1.5%) per month from the delinquent due date until paid. Rent shall be considered delinquent five (5) business days after the due date and shall draw interest at that time.

     3. RENEWAL OPTION. Notice to Landlord of intent to exercise said option to renew shall be given by written notice 120 days prior to expiration of original term. All other terms and provisions of the lease, particularly including the payment of a proportional share of expenses, will apply during said option period.

BASE RENT RATE FOR OPTION PERIOD, SHALL BE AGREED TO AT TIME OF RENEWAL.

DATE                  ANNUAL RENT       MONTHLY RENT       PER SQ FT
-------------       $------------       $-----------     $-------------


4. POSSESSION. Tenant shall be entitled to possession on the first day of the term of this lease and shall yield possession to Landlord at the time and date of the close of this lease term, except as herein otherwise expressly provided. Should Landlord be unable to give possession on said date, Tenant's only damages shall be a rebating of the pro rata rental.

5. USE OF PREMISES. Tenant covenants and agrees during the term of this lease to use and to occupy the leased premises only for telecommunications switch center, general office use, warehouse storage and distribution.

6. QUIET ENJOYMENT. Landlord covenants and agrees with Tenant that so long as Tenant pays the Rent and all other obligations such as Common Area maintenance, taxes, and insurance and observes and performs all the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises subject, nevertheless, to the terms and conditions of this Lease, and Tenant's possession will not be disturbed by anyone claiming by, through or under Landlord.

7. UTILITIES AND OTHER SERVICES. The Landlord shall not be required to furnish to the Tenant any utilities or services of any kind, except as specifically set forth in this lease.

8. REPAIR AND MAINTENANCE. The Tenant shall, at his sole expense, keep the interior of the leased premises, including all windows, doors, and glass, in as good order and repair as it was upon the commencement of this lease, reasonable wear and tear expected. Tenant shall also maintain the premises in a clean and orderly condition, and shall not cause the exterior of the leased premises or any part of the real property upon which the leased premises is situated to become littered, disorderly, or unsightly in any manner. The Landlord shall keep the structural supports, external walls and roof of the building and leased premises in good order and repair and shall be responsible for the operation and maintenance of all Common Areas and facilities as hereinafter provided. Landlord shall further be responsible for all major repair or replacement of plumbing, air conditioning, compressor and heat exchanger facilities. Tenant shall be responsible for the first $300 of expense for each incident of repair or replacement, and Landlord shall be responsible for and shall pay any amount in excess of $300 per incident. The Tenant shall also maintain in good order all ordinary and necessary repairs to all equipment installed and used for the purpose of heating and air conditioning of the leased premises wherever such equipment may be located. On default of Tenant in making such repairs or maintaining a clean and orderly condition, Landlord may, but shall not be required to, make such repairs or clean up or shall take other necessary action for Tenant's account, and the expense thereof shall be payable by Tenant to Landlord within ten business days of written notice thereof. Any damage caused or repairs necessitated with respect to the leased premises or the building and real property of which the leased premises are a part, by excessive wear and tear resulting from the operation of the business of Tenant, or from willful or negligent acts on the part of Tenant, its employees, agents, invitees or contractors, shall be the responsibility of Tenant and Tenant shall reimburse Landlord for any expense in connection therewith.

9. TENANT'S PROPORTIONATE SHARE OF COSTS OF COMMON AREAS AND FACILITIES. In addition to the rental payment pursuant to paragraph 2 hereof, the Tenant shall pay to the Landlord upon demand a proportionate share of the cost of operating and maintaining all Common Areas and facilities, including without limitation all parking areas, access roads, sidewalks, landscaped space and other space, in common or available for use in common by the Tenant or his customers, employees, agents or other invitees. Operating and maintaining all areas and facilities shall include, without limitation, furnishing exterior and parking area lighting, parking lot repairs, cleaning, snow removal, line painting, care of grass, shrubs and plants, payment of water and sewerage charges, maintenance, repair and replacement of utility systems, exterior painting, pest control, general roof repair, billing cost, and general maintenance of the Business Park and of all areas and facilities provided by the Landlord for the common use of the occupants of the Business Park. The term "proportionate share" as used in this paragraph or elsewhere in this lease shall mean such proportionate part of the total costs to which said share applies as the square feet of floor area occupied by the Tenant bears to the total square feet of rentable floor area in the Business Park.

     10. COMMON AREA EXPENSE. (a) Tenant agrees that the monthly Common Area expense will include taxes, insurance, and all expenses relating to said center and the Common Areas contained therein and parking lots adjacent thereto as defined in Paragraph 22. Tenant understands that the Common Area expenses will be adjusted at the end of the year based on actual expenses. If Common Area expenses are not paid, they will bear interest at one and one half percent (1.5%) per month.

     11. USE OF PARKING Facilities. Tenant and its employees and customers shall have the non-exclusive right, in common with the Landlord and other tenants of said Business Park, to park automobiles in the parking area provided by the Landlord, subject to such reasonable rules and regulations as the Landlord may from time to time impose, including the designation of specific areas in which automobiles of the Tenant and its employees must be parked. Upon written notice from the Landlord, the Tenant will furnish the Landlord with the license numbers assigned to its automobiles and the automobiles of its employees.

     12. CHARGES FOR UTILITIES. Tenant shall pay all charges for gas, electricity, light, heat, power and telephone used or supplied upon or in connection with the leased premises and shall indemnify the Landlord against any liability on account thereof. It is the intention that Tenant pay for all utilities for the leased premises of any kind and, accordingly, Tenant shall pay its proportionate share of any utility charge relating to or used in or at the leased premises, but which is not separately metered thereto.

     13. CONDITIONS OF PREMISES. The Tenant has examined the leased premises and is satisfied with the condition thereof, including all equipment and appurtenances, and its taking possession thereof shall be conclusive evidence of its receipt thereof in good and satisfactory order and repair. The occupancy by Tenant of the leased premises shall constitute an acknowledgment by Tenant that the leased premises are in the condition called for by this lease.

     14. RESTRICTIONS ON ASSIGNMENT, SUBLETTING AND USE. (a) Assignment and Subletting. Tenant agrees not to assign or in any manner transfer this lease or any estate or interest therein without the previous written consent of Landlord which consent should not be unreasonably withheld or delayed; and, not to sublet the leased premises or any part or parts thereof or allow anyone to come in with, through or under him without like consent. Consent by the Landlord to one assignment of this lease or to one subletting or to any other occupancy of said leased premises shall not operate to exhaust the Landlord's right hereunder. Notwithstanding anything contained herein to the contrary, Tenant may, with notice to but without the consent of Landlord, assign this lease to any entity which is the surviving entity of a merger or reorganization involving Tenant or to any entity which acquires all or substantially all of Tenant's assets, so long as such entity's creditworthiness is satisfactory to Landlord.

     (b) Use. Tenant shall not use or permit the leased premises to be used for any purpose other than as above stated, nor keep or store in or about the premises anything which will increase the rate of insurance on the leased premises, nor make any alterations, additions or improvements, without the written consent of the Landlord. Tenant will not invalidate any policies of insurance now or hereafter in force with respect to the leased premises and will pay all extra insurance premiums if any, required solely or directly on account of extra risk caused by the Tenant's use of the leased premises. Any construction, remodeling, additions, improvements or fixtures, except movable office furniture and trade fixtures, shall be made or installed by the Tenant at Tenant's sole expense, upon the leased premises only after the Landlord has given written consent thereto, shall be the property of the Landlord, and shall remain and be surrendered in good condition with the leased premises as a part thereof at the termination of this lease, by lapse of time or otherwise. If Landlord is required by any city, county, state, or federal codes or laws, in its sole discretion to make alterations or improvements to the premises as a result of the nature of Tenant's business, whether to comply with the provisions of paragraph 16 or otherwise. Tenant shall bear the cost thereof. Tenant agrees to pay promptly for any work done or material furnished to or at the request of Tenant in or about the leased premises and not to suffer or permit any lien to attach to the leased premises and Tenant further agrees to cause any such lien or any claims therefore to be released promptly; provided, however, that in the event Tenant contests any such claim, Tenant agrees to indemnify and secure Landlord to Landlord's satisfaction. Notice is hereby given that no mechanic's or material men's or other liens sought to be taken or vested on the leased premises or the building of which the leased premises is a part shall in any manner affect the right, title or interest of the Landlord therein, and Tenant shall have no authority from Landlord to permit or create such lien. No items of any kind shall be stored or left for any period of time outside the confines of the leased premises without the prior written consent of Landlord. Tenant shall maintain a constant temperature of no less than 38 degrees Fahrenheit in the leased premises. Landlord has the option to have Tenant restore the leased premises to same manner before Lease, except for normal wear and tear including any improvements or alterations made by Tenant.

     15. COMPLIANCE WITH LAW. The Tenant shall accomplish any construction or remodeling with respect to the leased premises (including any plans relating hereto), and shall keep the leased premises and operate his business therein, in a manner which shall be in compliance with all applicable laws, ordinances, rules and regulations of the city, county, state and federal government and any department thereof, will not permit the leased premises to be used for any unlawful purpose, and will protect the Landlord and save Landlord and the leased premises harmless from any and all fines and penalties that may result from or be due to any infractions of or noncompliance with such laws, ordinances, rules and regulations by Tenant.

     16. HAZARDOUS MATERIALS. Tenant shall indemnify Landlord and hold Landlord harmless from and against any and all losses, costs or damages, however characterized, including reasonable attorneys fees, incurred by or asserted against Landlord as a result of the release or disposal of any asbestos, pollutant, toxic or hazardous waste or substance, or any other material the release or disposal of which is regulated by any law, regulation, ordinance or code (collectively, "Hazardous Material") in, on or about the Real Property, or any part thereof, by Tenant during the Lease Term, or any extension or renewal thereof.

     17. TERMINATION PRIVILEGES UPON DAMAGE BY FIRE OR OTHER CASUALTY. In case the leased premises, or any part thereof, shall at any time be destroyed by fire or other casualty, without the fault of the Tenant, so that the same shall be unfit for use or occupancy, then the rent hereby reserved, or a fair and just proportion thereof, according to the nature and extent of the damage sustained in loss of use or occupancy, shall be suspended, cease to be payable and so continue until the leased premises shall be rebuilt or made fit for use and occupancy. If such damage to the premises or to the building in which the leased premises are situated is to the extent of fifty percent (50%) or more, or, if in the judgment of Landlord the leased premises have been damaged to the extent that they can no longer be utilized as an integrated whole, then this lease may be terminated at the election of the Landlord, notice of which election, if exercised, shall be given in writing within forty-five (45) days from the date of casualty. In the event that the building containing the leased premises is totally destroyed or work to put the leased premises in tenantable condition is not commenced within forty-five (45) days from the time of such damage and continued thereafter, with reasonable diligence, all things being considered, then this lease may be terminated at the election of the Tenant, notice of which election, if exercised, must be given in writing within sixty (60) days from the date of casualty or at any time thereafter during the period of repair if the work to put the leased premises in tenantable condition is not being pursued with reasonable diligence or completed within the time period specified above.

     18. PERSONAL PROPERTY AT RISK OF TENANT. All personal property in the premises shall be at the risk of Tenant only. The Landlord shall not be or become liable for any damage to such personal property, to the leased premises or to Tenant or any other persons or property as a result of water leakage, sewerage, electric failure, gas or odors or for any damage whatsoever done or occasioned by or from any plumbing, gas, water or other pipes or any fixtures, equipment, wiring or appurtenances whatsoever, for any damage caused by water, snow or ice being or coming upon the leased premises, or for any damage arising from any act of neglect of other tenants, occupants or employees of the building in which the leased premises are situated or arising by reason of the use of, or any defect in, said building or any of the fixtures, equipment, wiring or appurtenances therein, or by the act or neglect of any other person or caused in any other manner whatsoever.

     19. INSURANCE PROVIDED BY TENANT. During the term of this lease, the Tenant shall, at his own expense and with a company satisfactory to Landlord, provide and maintain in full force and effect an insurance policy or policies protecting the Landlord and Tenant and their officers and employees against any loss, liability or expense from personal injury, death, property damage or otherwise arising or occurring upon or in connection with the leased premises or by reason of the Tenant's operations upon or occupancy of the premises, whether the same occurs or the cause arises on or off the leased premises. The Landlord shall be an additional insured under such policy or policies. Such insurance shall be written by responsible insurance companies satisfactory to the Landlord and shall be in an amount not less than $500,000 for injuries to any one person, not less than $1,000,000 for injuries to more than one person arising out of any one accident or occurrence, and not less than $100,000 for damage to property. Certificates of insurance showing compliance with the foregoing requirements shall be furnished by the Tenant to the Landlord or his designated agent. Such certificates shall state that policies will not be canceled nor altered with at least ten (10) days prior written notice to the Landlord.

     20. DENIAL OF SUBROGATION RIGHTS. Neither the Landlord nor the Tenant shall be liable to the other for any business interruption or any loss or damage to property or injury to or death of persons occurring on the leased premises or the adjoining property, or in any manner growing out of or connected with the Tenant's use and occupancy of the leased premises, or the condition thereof, or of the adjoining property, whether or not caused by the negligence or other fault of the Landlord or the Tenant or of their respective agents, employees, subtenants licenses or assignees. This release shall apply only to the extent that such business interruption, loss or damage to property or injury to of death of persons is covered by insurance, regardless of whether such insurance is payable to or protects Landlord or Tenant or both. Nothing in this paragraph shall be construed to impose any other or greater liability upon either the Landlord or Tenant than would have existed in the absence of this paragraph.

     21. CONDEMNATION OF PREMISES. In the event that the whole of the leased premises shall be condemned or taken in any manner for any public or any quasi public use, this lease shall terminate as of the date of vesting of title. In the event that either a portion of the leased premises or the building of which the leased premises are a part is condemned or taken by eminent domain proceedings so as to render the leased premises substantially unusable, then in such event, Tenant shall have the right to cancel and terminate this agreement as of the date of such taking upon giving to Landlord notice in writing of such election within thirty (30) days after the receipt by Tenant from Landlord of written notice of such appropriation or taking. In which case, this lease shall terminate and rent shall abate as of the date of such termination. In the event that only a part of the leased premises shall be so condemned or taken and such taking shall not render the leased premises substantially unusable for Tenant business, as reasonably determined by Tenant, then, effective as of the date of vesting of title, the rent hereunder for such part shall be equitably abated and this lease shall continue as to such part not so taken. In the event that only a part of the leased premises shall be so condemned or taken, then if substantial structural alteration or reconstruction of the building shall, in the reasonable opinion of Landlord be necessary or appropriate as a result of such condemnation or taking (whether or not the demised leased premises be affected), Landlord may, at its option, terminate this lease and the term herein granted as of the date of such vesting of title by notifying Tenant in writing within sixty (60) days following the vesting of title. Any termination hereunder shall be without prejudice to the rights of either the Landlord or the Tenant to recover compensation from such public authority for any loss or damages caused by such taking. Neither Landlord nor Tenant shall have any right in or to any award made to the other by such public authority.

22. PAYMENT OF PORTION OF INCREASE IN TAXES AND INSURANCE. During the term of this lease and any extension of renewal thereof, Tenant shall pay monthly, as an additional obligation hereunder, this proportionate share (as hereinbefore defined) of any of the regular real estate taxes becoming due and payable during each year with respect to the land and building of which the leased premises form a part. A tax bill shall be sufficient evidence of the amount of any such taxes. If this lease or any extension or renewal thereof shall terminate on a date other than the last day of the calendar year, then such tax payment shall be computed as above provided on a prorata basis for that portion of the calendar year which shall have elapsed up to and including such termination date.

     Landlord shall maintain at all times during the term of this lease, fire and extended coverage insurance on the building and improvements of which the premises are a part in an amount adequate to cover the cost of replacement in the event of loss. Tenant shall pay his proportionate share. Such additional payment shall be made monthly. A copy of an invoice from the insurance company shall be sufficient evidence of the amount of any such increase. If this Lease or any extension of renewal thereof shall terminate on a date other than the last day of the calendar year, then such insurance payment shall be computed as above provided on a prorata basis for the portion of the calendar year which shall have elapsed up to and including such termination date.

     23. RIGHT OF LANDLORD TO ENTER FOR REPAIRS AND OTHER PURPOSES. Landlord, its agents or representatives, shall have the right to enter the leased premises at all reasonable times, upon reasonable prior notice, to examine or exhibit the same, or to make such repairs, additions, or alterations Landlord may see fit to make for the safety, improvement or preservation thereof, or of the building of which the leased premises are a part or for any other reasonable purpose. The Landlord may display "for rent" signs on or about the premises and in the windows thereof for ninety (90) days prior to the termination of this lease.

     24.A DEFAULT. This lease is made upon the express condition that if Tenant fails to pay the rental reserved hereunder, or any part thereof, after the same shall become due, and such failure shall continue for a period of fifteen (15) days after written notice thereof from Landlord to Tenant, or if Tenant fails or neglects to perform, meet or observe any of Tenant's other obligations hereunder and such failure or neglect shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant, then Landlord, at any time thereafter, by written notice to Tenant, may lawfully declare the termination hereof and re-enter the leased premises, and by due process of law, expel, remove and put our Tenant or any person or persons occupying the leased premises without prejudice to any remedies which might otherwise be used for the collection of arrears for rent or for any other preceding breach of any covenant or condition by Tenant.

     Notwithstanding any other provisions of this lease, where the curing of an alleged default requires more than payment of money, and the work of curing said default cannot reasonably be accomplished within the time otherwise permitted herein, and where Tenant has commenced upon the work of curing said default and is diligently pursuing same, then Tenant shall be entitled to reasonable time extensions to permit the completion of the work of during said default, as a condition precedent to any reentry of termination, and any defect so cured shall not thereafter be grounds for default.

     The subsequent acceptance of rent hereunder by Landlord shall not be deemed a waiver of any preceding breach of any obligation hereunder by Tenant other than the failure to pay the particular rental so accepted, until said breach has been cured by Tenant and the waiver of any breach of any covenant or condition by Landlord shall not constitute a waiver of any other breach regardless of knowledge thereof.

     The payment of rent by Tenant at a time when Tenant is allowed to offset or withhold rental payments under the terms of this lease shall not constitute a waiver of such right to offset or withhold rent at any time.

     24.B INSOLVENCY. If any proceedings in bankruptcy or insolvency be filed against Tenant or if any writ of attachment or writ of execution be levied upon the interest herein of Tenant, and such proceedings or levy shall not be released or dismissed within thirty (30) days thereafter, or if any sale of the leasehold interest hereby created or any part thereof should be made under any execution or other judicial process, or if Tenant shall make any assignment for the benefit of creditors or shall voluntarily institute bankruptcy or insolvency proceedings, Landlord, at Landlord's sole election, may reenter and take possession of said premises and remove all persons therefrom and may, at Landlord's option, terminate this Lease,

     25. ADDITIONAL PAYMENTS. All taxes, insurance premiums, costs and expenses, or common area cost which the Tenant assumes or agrees to pay hereunder shall constitute contractual obligations of Tenant hereunder, and in the event of nonpayment the Landlord shall have all the rights and remedies herein provided for in the case of nonpayment of rent or breach of condition, and may consolidate such obligations or pursue remedies individually.

     26. RULES AND REGULATIONS. The Tenant shall comply with all such reasonable rules and regulations as do not conflict with the provisions of this lease and as Landlord may establish uniformly for the Business Park from time to time provided that Tenant is notified in writing thereof.

     27. SIGNS AND OTHER IDENTIFICATION. Tenant shall not place or erect any signs or identifying marks, insignia or advertising on, or about the leased premises or the Business Park except in conformity with rules and regulations established in that regard under Paragraph 26, or in the absence of such rules and regulations, in conformity with the sign or identification currently being provided by Landlord for other tenants in the Business Park. Tenant shall provide and install at its expense a sign on said property in conformity with the signs currently being provided for the other tenants in the Business Park within thirty (30) days after the commencement of the lease term. In the event Tenant shall place or cause to be placed any sign, identifying marks, trade mark, insignia or advertising on or about the leased premises or the building or real property of which the leased premises are a part, and if the same do not comply with the terms and provisions of this Paragraph, Landlord shall have the right and power to remove the same at Tenant's expense. Any damage caused to the leased premises or the building as a result of the installation of such non-conforming item, or the subsequent removal thereof by Landlord, shall be the responsibility and obligation of Tenant and Tenant shall immediately reimburse Landlord in an amount sufficient to repair such damage. In the event Tenant shall desire to use any sign or identification other than the sign or identification currently being provided by the Landlord or not in conformity with said rules and regulations, Tenant shall first receive written consent from Landlord before placing or erecting any signs or other identification or advertising and the same shall be purchased from and installed by Landlord at Tenant's expense. Tenant shall pay, for signage at Landlord's cost.

     28. SUBORDINATION OF LEASE TO MORTGAGES. This lease shall be subject and subordinate at all times to the lien of existing mortgages and of mortgages which hereafter may be made a lien on the premises. Although no instrument or act on the part of Tenant shall be necessary to effectuate such subordination, Tenant will nevertheless execute and deliver such further instruments subordinating this lease to the lien of any such mortgages as may be desired by the mortgagee. The Tenant hereby irrevocably appoints the Landlord his attorney fact to execute and deliver any such instrument for the Tenant. Provided, however, and notwithstanding the foregoing provisions hereof, upon foreclosure of the mortgage with the mortgagee succeeding to the rights of the Landlord, Tenant shall, at the option of said mortgagee, attorn to the mortgagee as follows:

     (a) Tenant shall be bound to the mortgagee under all of the terms of the lease for the balance of the term hereof remaining with the same force and effect as if the mortgagee were the Landlord under the lease, and Tenant hereby attorns to the mortgagee as its landlord, such attornment to be effective and self operative, without the execution of further instrument on the part of either of the parties hereto, and immediately upon the mortgagee succeeding to the interest of Landlord under this lease and having given written notice of the same to Tenant. The respective rights and obligations of Tenant and of the mortgagee upon such attornment shall to the extent of the remaining term of the lease be the same as now set forth herein.

     (b) The mortgagee shall be bound to the Tenant under all of the terms of this lease, and the Tenant shall, from and after such event, have the same remedies against the mortgagee for the breach of an agreement contained in this lease that the Tenant might have had under the lease against the Landlord hereunder. In no event, however, shall the mortgagee be liable for any act or omission of any prior Landlord, be subject to any offsets or defense which Tenant might have against any prior Landlord, or be bound by any rent or additional rent which the Tenant might have paid to any prior Landlord for more than one month in advance.

     29. SURRENDER INVALID UNLESS WRITTEN. No surrender of the leased premises for the remainder of the term hereunder shall be binding upon the Landlord unless accepted by the Landlord in writing. Without limiting the generality of the foregoing, it is agreed that the receipt or acceptance of the keys to the leased premises by the Landlord shall not constitute an acceptance of a surrender of the leased premises.

     30. HOLDING OVER. If the Tenant shall remain in possession of the leased premises after the expiration of either the original term of this lease or any extended term, such possession shall be as a month month tenant only. During such month to month tenancy, unless otherwise agreed in writing by Landlord, rent shall be payable at one and one-half times the rate as that in effect during the last month of the preceding term, and the provisions of this lease shall otherwise be applicable.

31.      WAIVER OF LANDLORD'S LIEN.

     (a) Landlord waives any lien rights it may have concerning the Tenant's property and Tenant has the right to remove the same by giving Landlord ten (10) days' written notice of its intent to remove any part of its property so Landlord may properly coordinate the removal of said property.

     (b) Landlord acknowledges that Tenant has entered into a financing arrangement including promissory notes and financial and security agreements for the financing of the property (the "Collateral") with a third party financing entity (and may in the future enter into additional financing arrangements with other financing entities). In connection therewith, Landlord (i) consents to the installation of the Collateral; (ii) disclaims and/or waives any interest or lien rights in the Collateral, as fixtures or otherwise; and (iii) agrees that the Collateral shall be exempt from execution, foreclosure, seizure, sale, levy, attachment, or garnishment for any rent due or to become due to satisfy any judgment in favor of Landlord against Tenant and that such Collateral may be removed at any time without recourse to legal proceedings.

    (c) Landlord acknowledges and agrees that, notwithstanding anything to the contrary contained in this Lease:

     (1) Tenant shall be permitted to pledge, mortgage, hypothecate or otherwise grant a lien, security interest or collateral assignment (whether pursuant to a security agreement, deed or trust, collateral assignment, mortgage or other instrument) (a "Lien") in and to all right, title and interest of Tenant in and to this lease, including, without limitation, the right to occupy the leased premises pursuant to the terms hereof, to a financial institution (individually and/or as administrative agent for itself and other lenders) and its successors and assigns or any refinancing or replacement lender (hereinafter collectively called "Lenders") in connection with certain debt financing to Tenant or to any of its affiliates as security for such debt financing.

     (2) Lender shall be permitted to foreclose upon any such Lien (or accept an assignment in lieu of foreclosure) and transfer and assign all right, title and interest of Tenant in and to this Lease pursuant to or subsequent to such foreclosure and, in the event of any such foreclosure, transfer or assignment, and provided Lender or its successor-in-interest expressly assumes in writing and agrees to perform each of Tenant's covenants, duties and obligations which will arise and accrue from and after the date of such foreclosure, transfer or assignment, Landlord agrees that it will recognize Lender or its successor-in-interest as the successor-in-interest to Tenant under this Lease as if Lender or its successor-in-interest (as applicable) where Tenant under this Lease.

     (3) Within ten (10) business days after written request by Tenant, Landlord will execute and deliver in favor of Lender an estoppel certificate or other instrument in form reasonably acceptable to Landlord and such Lender pursuant to which Landlord will (i) confirm the existence, validity and binding effect of this Lease, (ii) confirm that Landlord is the owner and holder of this Lease,
(iii) confirm that, to Landlord's current, actual knowledge, no monetary default and no other default has occurred under the terms of this Lease (or specifying any defaults which have occurred, which are continuing and of which Landlord is currently, actually aware), (iv) agree to provide Lender a copy of any notice of default delivered to Tenant hereunder, and (v) agree that, prior to any termination of this Lease as a result of a default of Tenant hereunder, Landlord will provide written notice of such default to Lender at its principal office as the same may be provided by such Lenders, or such other address as the Lenders may provide, and afford Lender a period not less than 30 days within which to cure such default.

     (4) Landlord hereby agrees that all property of Tenant now or hereafter located on the leased premises shall be and remain personal property of Tenant notwithstanding the manner in which such property shall be attached or affixed to the leased premises. Landlord hereby further agrees that, notwithstanding the order of perfection or priority of any security interest or lien under applicable law, any security interest or lien for rent or similar charges or other indebtedness, liabilities or obligations owing to Landlord under or in connection with the lease, whether arising by operation of law or otherwise, whether now existing or hereafter arising, and each and every right which Landlord now has or hereafter may have, either to levy or distrain upon any property of Tenant or any interest therein ("Lender's Collateral") or to claim or assert title to Lender's Collateral, or make any other claim against Lender's Collateral, whether under the lease or the laws of the state in which the lease premises are located or under any deed of trust, mortgage or other lien document now in effect whether by reason of a default under the lease or otherwise, expressly is hereby made and shall be subject and subordinate in every respect to any security interest or lien or other right, title or interest of Lender in Lender's Collateral, no matter when acquired, and shall further be subject and subordinated to all of the terms, provisions and conditions of any loan or security document in favor of Lender. Lender and its agents and legal representatives, without any liability or accountability whatsoever to Landlord (except for damages, if any, to the leased premises caused thereby and the obligation to pay rental, both as provided hereinbelow), (a) may remove any or all of Lender's Collateral located at the leased premises from the leased premises (i) whenever Lender, in its sole discretion, believes such removal is necessary to protect Lender's interest in Lender's Collateral or (ii) whenever Lender shall seek to sell or foreclose upon Lender's Collateral; and (b) shall have access to the leased premises and Lender's Collateral at all times. Landlord grants to Lender a license to enter onto the leased premises and consents and agrees that Lender and/or its representatives or agents may at any time enter onto the leased premises to inspect Lender's Collateral, to take possession of Lender's Collateral and to remove any or all of Lender's Collateral from the leased premises or exhibit for sale and/or conduct one or more sales of Lender's Collateral on the leased premises, and Landlord will not in any manner hinder, interfere with or prevent any of the foregoing. Lender agrees to repair any damage caused by Lender or its agents or representatives as a direct result of any such removal of Lender's Collateral from the leased premises by Lender or its agents or representatives. During any possession and occupancy of the leased premises by Lender, Lender's obligation to Landlord shall include only the obligation to pay the rental that accrues during such period of possession and occupancy if and to the extent that Tenant has not paid such rental. Lender shall have no obligation to cure any defaults of Tenant under the lease. If at any time, from time to time, Landlord ever comes into possession or control of any proceeds of any of Lender's Collateral, such proceeds shall be held by Landlord in trust for the benefit of Lender, to the extent of its interest therein, and the same shall forthwith be paid and delivered to Lender.

     (5) All terms and provisions of clauses (1), (2), (3), and (4) preceding shall enure to the benefit of Lender. Landlord shall, upon request by Tenant, deliver to Lender a subordination agreement executed by Landlord consistent with clause (4) and otherwise in a form reasonably acceptable to Lender pursuant to which Landlord subordinates any security interest or lien held by Landlord in any personal property of Tenant located on the leased premises to any security interest or lien then held by Lender.

     (6) In the event any other provision of this lease shall be in conflict with the provisions of this Section 31, the provisions of this Section shall control.

     32. WAIVER. One or more waivers of any provision of this lease by Landlord shall not be construed as a waiver of a subsequent breach of the same provision, and the Landlord's consent or approval to or of any act by the Tenant requiring such consent or approval shall not be deemed to waive or render unnecessary the Landlord's consent or approval to or of any subsequent similar act by the Tenant.

     33. NOTICES. Any and all notices or demands required or permitted to be given hereunder shall be deemed to be properly served if sent by registered or certified mail, postage prepaid, addressed to the Landlord at ILC at 5000 Tremont Avenue, Suite 400B, Davenport, LA 52807, or at such other address or addresses as either party may hereafter designate in writing to the other. Any notice or demand so mailed shall be effective for all purposes at the time of deposit thereof in the United States mail.

     34. NO OTHER AGREEMENTS. This lease contains the entire understanding and agreement of the parties, supersedes all prior understandings and agreements and cannot be revised, adjusted or modified unless in writing signed by the party against whom the same is to be enforced.

     35. INDEMNIFICATION. Except for claims arising out of acts caused by the affirmative negligence of Landlord or its representatives, Tenant shall indemnify and defend Landlord and the leased premises, at Tenant's expense, against all claims, expenses and liabilities, including but not limited to reasonable attorney's fees incurred in successfully pursuing any of Landlord's legal remedies hereunder or in defending itself in legal proceedings of any kind, arising from (a) failure of Tenant to perform any covenant required to be performed by Tenant hereunder; (b) any accident, injury or damage which shall happen in or about the leased premises, or resulting from the condition, maintenance or operation by Tenant of the leased premises; (c) failure to comply with any requirements of any governmental authority; (d) any mechanics lien or security agreement filed against the leased premises or any equipment or material therein; and (e) any act or negligence of Tenant, or its assigns, contractors, employees or licensees.

     36. APPLICABLE LAW. This Agreement shall be governed by, construed, and interpreted in accordance with the laws of the State of Iowa.

     37. EXPLANATORY PROVISIONS. The provisions of this lease shall be binding upon, inure to the benefit of any apply to the respective heirs, executors, administrators, successors and assigns of the parties hereto. The masculine pronoun, whenever used, shall include the feminine and neuter, and the singular shall include the plural. Headings are given to the paragraphs of this lease solely as a convenience to facilitate reference and shall not be deemed material or relevant to the construction of the lease or any provision thereof.

     IN WITNESS WHEREOF, the parties hereto have executed this lease on the date first above written.


                LANDLORD:  Investment Lease Corporation

                By:
                   --------------------------------------------------
                         David L. McAnally
                         (Title) President

                Date
                    -------------------------------------------------


                           TENANT: iPCS Wireless, Inc.

                 By:
                    --------------------------------------------------

                 (Title)
                        ----------------------------------------------

                 Date
                     -------------------------------------------------

                                 LEASE AMENDMENT
                                    iPCS/ILC
                               5000 Business Park
                                  5000 Tremont
                                  Building 300
                               Suites 302 and 303


     THIS LEASE AMENDMENT ("Agreement") is made and entered into this 4th day of October, 2000, (the "Effective Date") by and between Investment Lease Corporation ("ILC" hereinafter called "Landlord") and iPCS Wireless, Inc., a Delaware corporation (hereinafter called "Tenant") (hereinafter collectively referred to as "Parties"), with reference to the following facts:

     WHEREAS, on August 17, 2000, a certain Lease Agreement (hereinafter referred to as the "Existing Lease") was entered into by and between Landlord and Tenant, covering the suites at 5000 Business Park, 5000 Tremont Building 300, suites 302 & 303 to be occupied by Tenant upon completion of construction of (the "Leased Premises"), the Leased Premises also being fully described in the Existing Lease, reference to which is here made for all purposes; and

     WHEREAS, the Parties wish to amend the Existing Lease in order to evidence certain additional agreements between Landlord and Tenant:

         THEREFORE, in consideration of the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, Landlord and Tenant hereby agree as follows:

     1. The term the Lease is hereby to begin on October 5, 2000, or upon signature of said Amendment. Rent shall be prorated.

     2. Landlord hereby grants to Tenant the opportunity to begin construction of suite interiors upon completion of signatures on this Amendment. Tenant shall complete all interior construction as per Tenants specifications with the approval of Landlord. Said approval shall not be unreasonably withheld.

     3. Tenant shall also return space to shell/vanilla box (white walls, all equipment removed, concrete floor exposed any carpet and parameter offices left per approval with Landlord) finish upon expiration of Lease Agreement upon moving from suite. Landlord shall approve said finish prior to expiration of Lease Agreement.

     4. Contractor for Tenant shall abide by all Rules and Regulations established by the Business Park for the operation of a contractor.

     5. Landlord requires of Tenants Contractor a damage/security deposit of $10,000.00, which shall be held in escrow until contractor has completed the construction of Suites 302 & 303 and has removed all of his equipment and left the Business Park in the same condition as the Contractor entered the Business Park and provided nothing has been destroyed. Payment is due prior to Contractors entrance into the facility.

     6. Landlord shall provide to Tenant a check in the amount of $31,000.00 upon occupancy and completion of construction as a construction credit for Tenant. This amount represents the Landlord's budgeted contribution for the completion of the space.

     This Agreement is intended to amend the provisions of the Existing Lease only to the extent expressly set forth above. All of the terms, covenants, provisions, and conditions set forth in the Existing Lease are ratified and confirmed except as expressly modified by this Agreement. This Agreement shall be binding upon and shall inure to the benefit of the respective successors and assigns of Landlord and Tenant.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease Amendment as of the Effective Date.

                            LANDLORD:  Investment Lease Corporation

                By:
                   --------------------------------------------------

                (Title)
                        ----------------------------------------------

                Date
                    -------------------------------------------------


                           TENANT: iPCS Wireless, Inc.

                 By:
                    --------------------------------------------------

                 (Title)
                        ----------------------------------------------

                 Date
                     -------------------------------------------------

                                 LEASE AMENDMENT
                                    FOR iLPCS
                              LEASE AGREEMENT DATED
                                 AUGUST 17, 2000

LANDLORD:                  INVESTMENT LEASE CORPORATION (ILC)


TENANT:                    IPCS WIRELESS, INC.

     EXTENSION OF LEASE  AMENDMENT,  effective as of the 4th day of June,  2002,
between   INVESTMENT  LEASE   CORPORATION   (ILC)  (hereafter   referred  to  as
"LANDLORD"), and ILPCS WIRELESS, INC. (hereinafter referred to as "TENANT").

     WHEREAS, the original Lease Agreement dated August 17, 2000, by and between Landlord and Tenant, shall, by this Extension between Landlord and Tenant, continue to be in full force and effect; and,

     WHEREAS, Landlord and Tenant desire to amend the terms of the original Lease Agreement dated August 17, 2000:

         NOW, THEREFORE, Landlord and Tenant agree as follows:

     1. INCORPORATION OF ORIGINAL LEASE AMENDMENT. Attached hereto, and marked "Exhibit A", is a true copy of the original Lease ------------------------------------------- Agreement dated August 17, 2000.
Said Lease Agreement remains in full force and effect, except for the following amendments and revisions:

     Tenant agrees to Lease Suite 301 (the "Additional Space") consisting of 4,189 square feet, in addition to the space already committed to in the attached Lease Agreement. The terms and conditions of the Lease Agreement are amended to and the following provisions relating to, and only to, the "Additional Space".

     Lease Term: The Initial Term for the "Additional Space" shall be 5 years, to begin July 15, 2002 and end on May 31, 2007. Renewals shall run consecutive to the Attached Lease Agreement dated August 17, 2000.

     LEASE RATE: For the "Additional Space", (4,189 sq. ft.)

     "RENT", will reflect the rental, due as follows:

   YEARS             ANNUAL RENT                    MONTHY         PER SQ FT.
   -----------------------------------------------------------------------------

  Year 1          $34,559.28                 $2,879.94               $8.25
  Year 2          $36,653.76                 $3,054.48               $8.75
  Year 3          $38,748.24                 $3,229.02               $9.25
  Year 4          $40,842.72                 $3,403.56               $9.75
  Year 5          $41,890.00                 $3,490.84              $10.00

     Tenant shall be given the Certificate of Occupancy issued upon the original completion of said Additional Space upon signature of this document. Tenant shall begin Rental Payment on July 1, 2002.


     CAM (common area maintenance charges) current budget estimate is $2.00 per square foot. The terms and conditions of payment of this additional charge are part of the Original Lease Agreement attached as Exhibit "A".


     All other terms and conditions of the original Lease Agreement dated August 17, 2000, shall remain as originally stated.


     OPTION: Tenant shall have an option to extend this lease from 2007-2012 and from 2012-2015 when the master Lease Agreement expires.


     OPTION RENTS: Tenant shall have the option to renew this lease under the following terms and conditions:

 YEARS               ANNUAL RENT                  MONTHY            PER SQ. FT.
 -------------------------------------------------------------------------------

 6, 7, 8             $42,937.32                $3,578.11             $10.25
 9, 10, 11           $46,791.12                $3,899.26             $11.17
 12, 13, 14, 15      $50,268.00                $4,189.00             $12.17

     Tenant agrees that is renting the Additional Space on an "as is" basis; providing however that the Landlord represents and warrants that the existing HVAC and plumbing system shall be in good working order for twelve (12) months from the date on which Tenant begins occupancy of the "Additional Space". Provided Tenant does not make any modifications to existing systems during its remodeling process. (other than changes in the distribution, supplies and returns)


     Landlord acknowledges and agrees that Tenant may make modifications to the premises leased un the Lease Agreement and the Additional Space as described in Exhibit A attached herein.


     This Amendment is agreed to and accepted as of the date above.


     As previously provided on the attached Lease Agreement a copy of the corporate resolution shall be included to verify the signature of Tenants representative on the signature line.


TENANT:                                      LANDLORD:


IPCS                                        INVESTMENT LEASE CORPORATION


By: ----------------------------------      By:---------------------------------
It's:---------------------------------      It's:-------------------------------

                                    Exhibit 1
                                   Floor Plan

                                    Exhibit 2
                                Construction Plan